UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

         Date of Report (Date of Earliest Event Reported): May 31, 2007


                             Avalon Oil & Gas, Inc.
                             ----------------------
               (Exact Name of registrant as specified in charter)


           Nevada                       1-12850                   84-1168832
           ------                       -------                   ----------
(State or other jurisdiction    (Commission File Number)        (IRS Employer
     of incorporation)                                       Identification No.)


             7808 Creekridge Circle, Suite 105 Minneapolis, MN 55439
             -------------------------------------------------------
                    (Address of principal executive offices)

                                 (952) 746-9652
                                 --------------
              (Registrant's telephone number, including area code)

          (Former Name or Former Address if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-14(c).

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Item 7.01 Regulation FD Disclosure.

     Avalon Oil & Gas, Inc. ("Avalon") has announced in press releases issued on May 31, 2007, and June 19, 2007, the purchase of and sidetrack drilling at oil wells in the Janssen Prospect, Karnes County, Texas (the "Janssen Well"). In addition, in press releases dated June 5, 2007 and June 21, 2007, Avalon announced the commencement and completion of the workover on the Gunn #1 well, Miller County, Arkansas (the "Gunn Well").

A) The Press Release dated May 31, 2007 announced that Avalon has purchased a fifteen (15%) percent stake in the Janssen Well. The Janssen Well will be recompleted in the existing vertical wellborne by a sidetrack drilling procedure.

B) The Press Release dated June 5, 2007, announced the finalization of an AFE (Authorization for Expenditure) for a workover of the Gunn Well. Avalon first acquired its 50% stake in the Gunn Well on August 11, 2006. The workover will include the perforation of the Tokio producing zone, installation of a pumpoff controller, and repair of the pumping unit.

C) The Press Release dated June 19, 2007 announced that the operations have begun to recomplete the Janssen Well, using the existing vertical wellborne by a sidetrack drilling procedure.

D) The Press Release date June 21, 2007 announced that KROG Partners LLC, Avalon's partner in several properties, has completed the workover on the Gunn Well. The workover consisted of re-perforating the Tokio zone and repairing the pumping unit. The commencement of the workover was first reported in the press release dated June 5, 2007.


Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

   Exhibit No.   Description
   -----------   -----------

      99.1       Press Release dated May 31, 2007
      99.2       Press Release dated June 5, 2007
      99.3       Press Release dated June 19, 2007
      99.4       Press Release dated June 21, 2007

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             Avalon Oil & Gas, Inc.

Date:  June 27, 2007                         By: /s/ Kent Rodriguez
                                             --------------------------------
                                             Kent Rodriguez, President